EXHIBIT 13

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 2006.


                                              /s/ James J. Avery
                                              ----------------------------------
                                              James J. Avery
                                              Vice Chairman and Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 2006.


                                              /s/ C. Edward Chaplin
                                              ----------------------------------
                                              C. Edward Chaplin
                                              Senior Vice President and Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 2006.


                                              /s/ John Chieffo
                                              ----------------------------------
                                              John Chieffo
                                              Vice President and Chief
                                                Accounting Officer and Principal
                                                Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 2006.


                                              /S/ Helen M. Galt
                                              ----------------------------------
                                              Helen M. Galt
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 2006.


                                              /s/ Bernard J. Jacob
                                              ----------------------------------
                                              Bernard J. Jacob
                                              President and Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 2006.


                                              /s/ Ronald P. Joelson
                                              ----------------------------------
                                              Ronald P. Joelson
                                              Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 2006.


                                              /s/ David R. Odenath
                                              ----------------------------------
                                              David R. Odenath
                                              Director